--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 11, 1997

                         First Alliance Mortgage Company
             (Exact name of registrant as specified in its charter)

        California                    33-99604-07                95-2944875
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

    177305 Von Karman Avenue
       Irvine, California                                         97614-6203
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code (714) 224-8400

                                    No Change
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

      8.1   Tax Opinion and Consent of Arter & Hadden LLP

     23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FIRST ALLIANCE MORTGAGE
                                              COMPANY, as Company

                                              By:     /s/ Brian Chisick
                                                      ------------------------
                                              Name:   Brian Chisick
                                              Title:  President

Dated:  December 11, 1997

                                  EXHIBIT INDEX

    Exhibit No.            Description                                 Page No.

      8.1  Tax Opinion and Consent of Arter & Hadden LLP

     23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation